                                                                    EXHIBIT 3.18

                          CERTIFICATE OF INCORPORATION

                                       OF

                                    EDER INC.

         The undersigned, for the purpose of organizing a Corporation for conducting the business and promoting the purposes hereinafter stated, under the provisions and subject to the requirements of the laws of the State of Delaware
(particularly Title 8 of the Delaware Code and the acts amendatory thereof and supplemental thereto referred to as the "General Corporation Law of Delaware"), hereby certifies that:

         FIRST: The name of the Corporation is Eder Inc.

         SECOND: The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street. City of Wilmington, County of
New Castle. The name of its registered agent at that address is The Corporation
Trust Company.

         THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation
Law of Delaware.

         FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is ten thousand (10,000) shares, all of which are without par value. All such shares are of one class and are Common Stock.

         FIFTH: The name and the mailing address of the incorporator is as follows: James M. Roosevelt, 1900 Richmond Road, Cleveland. Ohio 44124.

         Signed on this 22nd day of August, 1988.

                                                   /s/ James M. Roosevelt
                                                 ---------------------------
                                                   James M. Roosevelt

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

         EDER INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

         FIRST: That the Board of Directors of said Corporation, in lieu of a meeting and in accordance with the provisions of Section 141(f) of the General
Corporation Law of the State of Delaware, duly adopted in writing a resolution proposing and declaring advisable the following amendment to the Certificate of
Incorporation of said Corporation:

                  RESOLVED, that the Certificate of Incorporation of EDER INC., be amended by changing the Article thereof numbered "FIRST" so that, as amended, said Article shall be and read as follows:

                  "FIRST: The name of the Corporation is TRW Automotive Holding
         Company."

         SECOND: That in lieu of a meeting and vote of the sole stockholder, the stockholder has given unanimous written consent to said amendment in accordance with the provisions of Section 228 of The General Corporation Law of the State
of Delaware.

         THIRD: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 242 of The General Corporation Law of the
State of Delaware.

         IN WITNESS WHEREOF, said EDER INC. has caused this certificate to be signed by J. C. Bays, its President, and attested by D. B. Goldston, its
Secretary, this 8th day of June, 1989.

                                             EDER INC.

                                             By:  /s/ J.C. Bays
                                                 ---------------------------
                                                           President

ATTEST:

By:   /s/ D.B. Goldston
     ---------------------------
              Secretary

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

         EDER INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

         FIRST: That the Board of Directors of said Corporation, in lieu of a meeting and in accordance with the provisions of Section 141(f) of the General
Corporation Law of the State of Delaware, duly adopted in writing a resolution proposing and declaring advisable the following amendment to the Certificate of
Incorporation of said Corporation:

                  RESOLVED, that the Certificate of Incorporation of EDER INC., be amended by changing the Article thereof numbered "FIRST" so that, as amended, said Article shall be and read as follows:

                  "FIRST: The name of the Corporation is TRW Automotive Holding
         Company."

         SECOND: That in lieu of a meeting and vote of the sole stockholder, the stockholder has given unanimous written consent to said amendment in accordance with the provisions of Section 228 of The General Corporation Law of the State
of Delaware.

         THIRD: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 242 of The General Corporation Law of the
State of Delaware.

         IN WITNESS WHEREOF, said EDER INC. has caused this certificate to be signed by J. C. Bays, its President, and attested by D. B. Goldston, its
Secretary, this 8th day of June, 1989.

                                             EDER INC.

                                             By:  /s/ J.C. Bays
                                                 ---------------------------
                                                           President

ATTEST:

By:   /s/ D.B. Goldston
     ---------------------------
              Secretary